SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 4, 2004

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, Suite 3900, Philadelphia, Pennsylvania 19102-2112

(Address of principal executive offices) (Zip Code)

(215) 448-1400

(Registrant’s telephone number)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
Press Release dated May 4, 2004

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Description
99.1	Lincoln Financial Group press release dated May 4, 2004, announcing Lincoln National Corporation’s financial results for the first quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Condition.

Lincoln Financial Group issued a press release dated May 4, 2004, announcing Lincoln National Corporation’s financial results for the first quarter ended March 31, 2004. A copy of such press release is attached as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K is also being posted on Lincoln Financial Group’s website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By:	/S/ RICHARD C. VAUGHAN

Name:	Richard C. Vaughan
Title:	Executive Vice President and Chief Financial Officer

Date: May 4, 2004